SUPPLEMENT TO THE FIDELITY CONVERTIBLE SECURITIES FUND JANUARY 29,
1999 PROSPECTUS

Effective August 2, 1999, the following information replaces similar information found in the "Fund Management" section on page 21.

Beso Sikharulidze is manager of Convertible Securities Fund. He also manages other Fidelity funds. Mr. Sikharulidze joined Fidelity as an analyst in 1992.